E X H I B I T   10.30


Letter Agreement Re: Modification to Letter of Intent
Re: Acquisition of General Vision Services, Inc.
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ACTION INDUSTRIES, INC.

March 28, 1997

General Vision Services, Inc.
330 West 42nd Street
New York, NY 10036
Attention: William J. Rappaport, Chairman

Re: Modification to Letter of Intent
    --------------------------------

Dear Mr. Rappaport:

Reference is made to the Letter of Intent dated February 27, 1997 between Action Industries, Inc. and General Vision Services, Inc., as modified by that certain side letter agreement between the parties dated February 27, 1997 (collectively, the "Letter of Intent"). The purpose of this letter is to delete from the Letter of Intent the retention by Action of its listing with the American Stock Exchange as a closing condition and as a condition to the parties' obligation to negotiate in good faith to reach a binding agreement upon substantially the terms set forth in Paragraphs 1 through 4 of the Letter of Intent.

If you are in agreement with the foregoing, please execute the enclosed copy of this letter and return it to the undersigned at your earliest convenience.


ACTION INDUSTRIES, INC.

By: /s/ T. Ronald Casper
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        T. Ronald Casper, President

ACCEPTED AND AGREED TO:

GENERAL VISION SERVICES, INC.

By: /s/ William J. Rappaport
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Title:     CEO
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